Weyerhaeuser Company	Exhibit 99.2

Q2.2026 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Net sales	$1,727	$1,867	$1,884	$3,594	$3,647
Costs of sales	1,409	1,556	1,559	2,965	2,987
Gross margin	318	311	325	629	660
Selling expenses	23	24	23	47	46
General and administrative expenses	119	115	114	234	233
Gain on sale of timberlands	(58)	(71)	—	(129)	—
Other operating (income) costs, net	(13)	20	10	7	24
Operating income	247	223	178	470	357
Non-operating pension and other post-employment benefit costs	(14)	(14)	(19)	(28)	(38)
Interest income and other	4	4	6	8	11
Interest expense, net of capitalized interest	(66)	(66)	(66)	(132)	(132)
Earnings before income taxes	171	147	99	318	198
Income taxes	(15)	15	(12)	—	(28)
Net earnings	$156	$162	$87	$318	$170

Per Share Information

	Q1	Q2		Year-to-Date
	Mar 31, 2026	Jun 30, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Earnings per share, basic and diluted	$0.22	$0.23	$0.12	$0.44	$0.23
Dividends paid per common share	$0.21	$0.21	$0.21	$0.42	$0.42
Weighted average shares outstanding (in thousands):
Basic	721,290	721,421	723,682	721,356	724,906
Diluted	721,671	721,901	723,927	721,787	725,239
Common shares outstanding at end of period (in thousands)	721,043	720,692	721,835	720,692	721,835

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Net earnings	$156	$162	$87	$318	$170
Non-operating pension and other post-employment benefit costs	14	14	19	28	38
Interest income and other	(4)	(4)	(6)	(8)	(11)
Interest expense, net of capitalized interest	66	66	66	132	132
Income taxes	15	(15)	12	—	28
Operating income	247	223	178	470	357
Depreciation, depletion and amortization	124	127	125	251	250
Basis of acres sold	23	31	33	54	57
Special items included in operating income	(86)	(71)	—	(157)	—
Adjusted EBITDA(1)	$308	$310	$336	$618	$664

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of Strategic Land Solutions acres sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q2.2026 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Net earnings	$156	$162	$87	$318	$170
Gain on sale of timberlands	(58)	(71)	—	(129)	—
Product remediation insurance recovery	(21)	—	—	(21)	—
Net earnings before special items(1)	$77	$91	$87	$168	$170

	Q1	Q2		Year-to-Date
	Mar 31, 2026	Jun 30, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Net earnings per diluted share	$0.22	$0.23	$0.12	$0.44	$0.23
Gain on sale of timberlands	(0.08)	(0.10)	—	(0.18)	—
Product remediation insurance recovery	(0.03)	—	—	(0.03)	—
Net earnings per diluted share before special items(1)	$0.11	$0.13	$0.12	$0.23	$0.23

(1) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Pension and post-employment costs:
Pension and post-employment service costs	$4	$5	$5	$9	$9
Non-operating pension and other post-employment benefit costs	14	14	19	28	38
Total company pension and post-employment costs	$18	$19	$24	$37	$47

Weyerhaeuser Company

Q2.2026 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	Mar 31, 2026	Jun 30, 2026	Dec 31, 2025
ASSETS
Current assets:
Cash and cash equivalents	$299	$527	$464
Receivables, net	396	373	303
Receivables for taxes	8	5	10
Inventories	659	604	593
Assets held for sale	—	—	128
Prepaid expenses and other current assets	141	127	154
Total current assets	1,503	1,636	1,652
Property and equipment, net	2,376	2,405	2,420
Construction in progress	397	423	337
Timber and timberlands at cost, less depletion	11,475	11,384	11,533
Minerals and mineral rights, less depletion	176	173	177
Deferred tax assets	91	113	97
Other assets	383	379	397
Total assets	$16,401	$16,513	$16,613

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$372	$122	$522
Accounts payable	284	311	278
Accrued liabilities	404	468	478
Total current liabilities	1,060	901	1,278
Long-term debt, net	5,052	5,303	5,050
Deferred tax liabilities	15	15	18
Deferred pension and other post-employment benefits	484	486	485
Other liabilities	351	352	356
Total liabilities	6,962	7,057	7,187
Total equity	9,439	9,456	9,426
Total liabilities and equity	$16,401	$16,513	$16,613

Weyerhaeuser Company

Q2.2026 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2		Year-to-Date
in millions	Mar 31, 2026	Jun 30, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Cash flows from operations:
Net earnings	$156	$162	$87	$318	$170
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	124	127	125	251	250
Basis of acres sold	23	31	33	54	57
Deferred income taxes, net	1	(26)	—	(25)	4
Pension and other post-employment benefits	18	19	24	37	47
Share-based compensation expense	13	10	12	23	23
Gain on sale of timberlands	(58)	(71)	—	(129)	—
Other	1	—	—	1	—
Change in:
Receivables, net	(94)	11	10	(83)	(66)
Receivables and payables for taxes	1	13	6	14	(16)
Inventories	(68)	54	55	(14)	(13)
Prepaid expenses and other current assets	2	2	12	4	17
Accounts payable and accrued liabilities	(66)	83	64	17	39
Pension and post-employment benefit contributions and payments	(5)	(4)	(3)	(9)	(6)
Other	4	(12)	(29)	(8)	(40)
Net cash from operations	$52	$399	$396	$451	$466
Cash flows from investing activities:
Capital expenditures for property and equipment(1)	$(89)	$(131)	$(99)	$(220)	$(170)
Capital expenditures for timberlands reforestation	(23)	(8)	(8)	(31)	(30)
Proceeds from lumber mill sale	—	22	—	22	—
Proceeds from sale of timberlands	192	114	—	306	—
Other	1	(4)	(4)	(3)	(8)
Net cash from investing activities	$81	$(7)	$(111)	$74	$(208)
Cash flows from financing activities:
Cash dividends on common shares	$(151)	$(152)	$(152)	$(303)	$(304)
Net proceeds from issuance of long-term debt	—	—	—	—	299
Net proceeds from issuance of commercial paper	—	331	—	331	—
Payments on long-term debt	(150)	(250)	—	(400)	(210)
Payments on commercial paper	—	(81)	—	(81)	—
Repurchases of common shares	(10)	(10)	(100)	(20)	(125)
Other	(4)	(2)	(1)	(6)	(10)
Net cash from financing activities	$(315)	$(164)	$(253)	$(479)	$(350)

Net change in cash, cash equivalents and restricted cash	$(182)	$228	$32	$46	$(92)
Cash, cash equivalents and restricted cash at beginning of period	481	299	560	481	684
Cash, cash equivalents and restricted cash at end of period	$299	$527	$592	$527	$592

Cash paid during the period for:
Interest, net of amounts capitalized	$60	$73	$74	$133	$132
Income taxes, net of refunds	$13	$—	$6	$13	$40

(1) Includes capital expenditures related to the construction of our Monticello engineered wood products facility of $22 million and $38 million in second quarter 2025 and year-to-date 2025, respectively, and $30 million, $63 million and $93 million in first quarter 2026, second quarter 2026, and year-to-date 2026, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Weyerhaeuser Company	Timberlands Segment

Q2.2026 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Sales to unaffiliated customers	$356	$367	$373	$723	$755
Intersegment sales	136	151	156	287	308
Total net sales	492	518	529	1,010	1,063
Costs of sales	409	434	416	843	825
Gross margin	83	84	113	167	238
Selling expenses	—	1	1	1	1
General and administrative expenses	25	24	24	49	48
Gain on sale of timberlands	(58)	(71)	—	(129)	—
Other operating costs (income), net	1	—	—	1	(1)
Operating income and Net contribution to earnings	$115	$130	$88	$245	$190

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Operating income	$115	$130	$88	$245	$190
Depreciation, depletion and amortization	63	64	64	127	129
Special items	(58)	(71)	—	(129)	—
Adjusted EBITDA(1)	$120	$123	$152	$243	$319

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included In Net Contribution to Earnings (Pretax)

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Gain on sale of timberlands	$(58)	$(71)	$—	$(129)	$—

Selected Segment Items

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Total (increase) decrease in working capital(2)	$(18)	$85	$51	$67	$35
Cash spent for capital expenditures(3)	$(43)	$(24)	$(19)	$(67)	$(45)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Strategic Land Solutions segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Third Party	Delivered logs:
Net Sales	West	$144	$171	$169	$315	$338
(millions)	South	148	145	154	293	306
	North	14	9	8	23	22
	Total delivered logs	306	325	331	631	666
	Stumpage and pay-as-cut timber	10	11	13	21	23
	Recreational and other lease revenue	20	20	19	40	38
	Other revenue	20	11	10	31	28
	Total	$356	$367	$373	$723	$755
Delivered Logs	West	$106.76	$115.27	$117.69	$111.22	$118.11
Third Party Sales	South	$37.26	$38.20	$37.71	$37.72	$37.40
Realizations (per ton)	North	$70.65	$78.31	$74.30	$73.31	$72.45
Delivered Logs	West	1,347	1,487	1,430	2,834	2,858
Third Party Sales	South	3,968	3,812	4,074	7,780	8,180
Volumes (tons, thousands)	North	205	108	105	313	297
Fee Harvest Volumes	West	2,178	2,245	2,238	4,423	4,467
(tons, thousands)	South	5,915	5,955	6,220	11,870	12,353
	North	278	178	180	456	452

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Strategic Land Solutions Segment

Q2.2026 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Net sales	$207	$140	$154	$347	$248
Costs of sales	32	38	44	70	76
Gross margin	175	102	110	277	172
General and administrative expenses	6	8	6	14	13
Other operating income, net	—	—	(2)	—	(3)
Operating income and Net contribution to earnings	$169	$94	$106	$263	$162

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Operating income	$169	$94	$106	$263	$162
Depreciation, depletion and amortization	1	4	4	5	6
Basis of acres sold	23	31	33	54	57
Adjusted EBITDA(1)	$193	$129	$143	$322	$225

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Statistics(2)

		Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Net Sales	Real Estate	$69	$91	$72	$160	$134
(millions)	Natural Resources	27	34	26	61	45
	Climate Solutions	111	15	56	126	69
	Total	$207	$140	$154	$347	$248
Acres Sold	Real Estate	17,141	21,168	17,233	38,309	33,641
Price per Acre	Real Estate	$4,015	$4,319	$4,161	$4,183	$3,967
Basis as a Percent of Strategic Land Solutions Net Sales	Strategic Land Solutions	11%	22%	21%	16%	23%

(2) Effective first quarter 2026, the segment previously called Real Estate, Energy & Natural Resources has been renamed Strategic Land Solutions. Reportable business lines included within the segment have been updated from Real Estate and Energy & Natural Resources to Real Estate, Natural Resources and Climate Solutions. Segment statistics for second quarter and year-to-date 2025 have been adjusted to present comparative data, with all changes attributable to the disaggregation of the Climate Solutions business.

Weyerhaeuser Company	Wood Products Segment

Q2.2026 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Net sales	$1,164	$1,360	$1,357	$2,524	$2,644
Costs of sales	1,087	1,223	1,243	2,310	2,357
Gross margin	77	137	114	214	287
Selling expenses	22	23	22	45	44
General and administrative expenses	39	37	40	76	79
Other operating (income) costs, net	(26)	6	6	(20)	12
Operating income and Net contribution to earnings	$42	$71	$46	$113	$152

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Operating income	$42	$71	$46	$113	$152
Depreciation, depletion and amortization	57	58	55	115	110
Special items	(28)	—	—	(28)	—
Adjusted EBITDA(1)	$71	$129	$101	$200	$262

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Product remediation insurance recovery	$(28)	$—	$—	$(28)	$—

Selected Segment Items

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Total (increase) decrease in working capital(2)	$(203)	$86	$49	$(117)	$(108)
Cash spent for capital expenditures(3)	$(69)	$(115)	$(88)	$(184)	$(155)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

(3) Includes capital expenditures related to the construction of our Monticello engineered wood products facility of $22 million and $38 million in second quarter 2025 and year-to-date 2025, respectively, and $30 million, $63 million and $93 million in first quarter 2026, second quarter 2026, and year-to-date 2026, respectively. These amounts are excluded for purposes of calculating Adjusted Funds Available for Distribution.

Segment Statistics(4)

in millions, except for third party sales realizations		Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Structural Lumber	Third party net sales	$478	$591	$581	$1,069	$1,108
(volumes presented	Third party sales realizations	$443	$508	$454	$476	$458
in board feet)	Third party sales volumes	1,081	1,163	1,277	2,244	2,415
	Production volumes	1,100	1,136	1,208	2,236	2,371
Oriented Strand	Third party net sales	$167	$180	$205	$347	$433
Board	Third party sales realizations	$236	$242	$280	$239	$298
(volumes presented	Third party sales volumes	707	743	731	1,450	1,450
in square feet 3/8")	Production volumes	742	745	737	1,487	1,480
Engineered Solid	Third party net sales	$155	$181	$169	$336	$330
Section	Third party sales realizations	$2,790	$2,906	$2,916	$2,851	$2,968
(volumes presented	Third party sales volumes	5.6	6.2	5.8	11.8	11.1
in cubic feet)	Production volumes	5.7	5.9	6.0	11.6	11.7
Engineered	Third party net sales	$72	$89	$95	$161	$183
I-joists	Third party sales realizations	$2,307	$2,343	$2,399	$2,326	$2,456
(volumes presented	Third party sales volumes	31	38	40	69	75
in lineal feet)	Production volumes	35	31	40	66	75
Softwood Plywood	Third party net sales	$38	$47	$41	$85	$81
(volumes presented	Third party sales realizations	$442	$486	$446	$465	$452
in square feet 3/8")	Third party sales volumes	86	97	92	183	180
	Production volumes	77	85	82	162	162
Medium Density	Third party net sales	$31	$31	$36	$62	$68
Fiberboard	Third party sales realizations	$1,172	$1,148	$1,195	$1,159	$1,180
(volumes presented	Third party sales volumes	26	27	31	53	58
in square feet 3/4")	Production volumes	28	25	37	53	59

(4) Third party net sales, third party sales realizations and third party sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q2.2026 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Unallocated corporate function and variable compensation expense	$(44)	$(42)	$(41)	$(86)	$(83)
Liability classified share-based compensation	—	—	1	—	—
Foreign exchange (loss) gain	(1)	1	2	—	2
Elimination of intersegment profit in inventory and LIFO	(11)	(12)	(4)	(23)	(22)
Other, net	(23)	(19)	(20)	(42)	(44)
Operating loss	(79)	(72)	(62)	(151)	(147)
Non-operating pension and other post-employment benefit costs	(14)	(14)	(19)	(28)	(38)
Interest income and other	4	4	6	8	11
Net charge to earnings	$(89)	$(82)	$(75)	$(171)	$(174)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2026	Q2.2026	Q2.2025	YTD.2026	YTD.2025
Operating loss	$(79)	$(72)	$(62)	$(151)	$(147)
Depreciation, depletion and amortization	3	1	2	4	5
Adjusted EBITDA(1)	$(76)	$(71)	$(60)	$(147)	$(142)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.